Exhibit 10.62

CONTAINER SALE AGREEMENT
between
CRONOS FUNDING (BERMUDA) LIMITED
and
CRONOS FINANCE (BERMUDA) LIMITED
Dated as of
August 1, 2005

ALL RIGHT, TITLE AND INTEREST OF CRONOS FINANCE (BERMUDA) LIMITED IN AND TO THIS AGREEMENT HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF FORTIS BANK (NEDERLAND) N.V., AS AGENT, UNDER THE LOAN AGREEMENT, DATED AS OF JULY 30, 1999, AS AMENDED AND RESTATED AS OF JULY 19, 2001, SECOND AMENDED AND RESTED AS OF SEPTEMBER 23, 2003, AND THIRD AMENDED AND RESTATED AS OF AUGUST 1, 2005, FOR THE BENEFIT OF THE FINANCIAL INSTITUTIONS PARTY THERETO.

i

TABLE OF CONTENTS
(Cont’d)
ii

LIST OF EXHIBITS

		Primary Section
Exhibit	Description	Reference
A	List of Containers	2.1 (a)
iii

CONTAINER SALE AGREEMENT
          THIS CONTAINER SALE AGREEMENT, dated as of August 1, 2005 (the “Agreement”), is entered into by and between CRONOS FUNDING (BERMUDA) LIMITED (the “Seller”) a company organized and existing under the laws of Bermuda, located at Clarendon House, Church Street, Hamilton HM 11, Bermuda, and CRONOS FINANCE (BERMUDA), LIMITED (the “Issuer”), a company organized and existing under the laws of Bermuda, located at Clarendon House, Church Street, Hamilton HM 11, Bermuda.
WITNESSETH:
          WHEREAS, the Seller will sell, transfer and convey to the Issuer on the Closing Date, and the Issuer will purchase from the Seller on the Closing Date, Containers and Related Transferred Assets upon the terms and conditions hereinafter set forth; and
          WHEREAS, the Containers and Related Transferred Assets transferred hereunder will be pledged by the Issuer to Fortis Bank (Nederland) N.V., a Naamloze Vennootschap (the “Agent”) as collateral for the Notes to be issued pursuant to the terms of the Loan Agreement (the “Notes”); and
          WHEREAS, the Seller and the Issuer agree that the Issuer may charge, assign, pledge or hypothecate its rights under this Agreement, and the Seller hereby acknowledges that the Issuer will pledge all of its right, title and interest under this Agreement to the Agent as collateral security for the obligations of the Issuer under the Loan Agreement;
          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions
          Capitalized terms used in this Agreement shall have the following meanings and the definitions of such terms shall be equally applicable to the singular and plural forms of such terms:
          Aggregate Book Value of Net Finance Lease Receivables: This term shall have the meaning set forth in Section 101 of the Loan Agreement.

          Applicable Law: With reference to any Person, all laws (foreign or domestic), treaties, judgments, decrees, injunctions, writs and orders of any court, Governmental Authority or authority and rules, regulations, orders, directives, licenses and permits of any Governmental Authority, instrumentality, agency or authority applicable to such Person or its property or in respect of its operations.
          Asset Base: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Authorized Signatory: This term shall have the meaning set forth in the Management Agreement.
          Casualty Event: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Container: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Container Fleet: This term shall have the meaning set forth in the Management Agreement.
          Container Representations and Warranties: With respect to each Transferred Container and the Related Transferred Assets, the representations and warranties of the Seller as set forth in paragraphs (r), (s), (v), (w), (x), (aa), and (cc) of Section 3.1 of this Agreement.
          Closing Date: August 1, 2005.
          Eligible Container: Any Container that, as of the Closing Date, when considered with all other Containers then owned by the Issuer, satisfies all of the Container Representations and Warranties.
          Fair Market Value: The value which would be obtained in an arm’s-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell such property.
          Finance Lease: A Lease which satisfies the criteria for classification as a capital lease pursuant to generally accepted allocating principles, including Financial Accounting Standards Board Statement No. 13, as amended.
          Governmental Authority: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Insolvency Law: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Insolvency Proceeding: This term shall have the meaning set forth in Section 101 of the Loan Agreement.

          Lease: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Lien: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          List of Containers: The printed list of the Transferred Containers attached hereto as Exhibit A which sets forth the Transferred Containers sold by the Seller to the Issuer on the Closing Date. Such list shall be certified by an Authorized Signatory of the Seller and shall include a true and complete list of all Containers to be delivered on the Closing Date and the following information for each such Container as of the Closing Date: (i) the dollar amount paid by the Seller, (ii) the Net Book Value of such Container as of the Closing Date, (iii) the type of Container, (iv) the acceptance date of the Container, and (v) listing any Lease to which such Container is subject on the Closing Date.
          Loan Agreement: The Loan Agreement, dated as of July 30, 1999, amended and restated as of July 19, 2001, second amended and restated as of September 23, 2003 and third amended and restated as of August 1, 2005, by and among the Issuer, the Agent, and the Noteholders (as defined therein) and all amendments and supplements thereto.
          Management Agreement: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Manager: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Manager Default: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Permitted Liens: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Purchase Price: With respect to the Transferred Assets purchased by the Issuer on the Closing Date, an amount equal to $19,280,392.
          Related Transferred Assets: With respect to any Transferred Container, all of the following: (i) all of the Seller’s right, title and interest in and to, but none of its obligations under, any agreement between the Seller and the manufacturer of each such Transferred Container pursuant to which the Seller acquired a Transferred Container from such manufacturer, and all amendments, additions and supplements hereafter made with respect thereto, (ii) all of the Seller’s right, title and interest in and to any Lease which such Transferred Container is subject to on the Closing Date, including all lease revenues accrued on or after the Transfer Date, and (iii) all payments, proceeds and income of the foregoing or related thereto.

          Seller Loan Agreement: The Amended and Restated Master Loan Agreement, dated as of August 15, 1997 and amended as of February 4, 2005, and all amendments and supplements thereto, by and between the Seller and the Agent.
          Solvent: This term shall have the meaning set forth in Section 101 of the Loan Agreement.
          Transfer Date: The date on which a Container is sold by the Seller to the Issuer in accordance with the terms of this Agreement.
          Transferred Assets: Collectively, the Transferred Containers and the Related Transferred Assets.
          Transferred Container: Any Container transferred by the Seller to the Issuer pursuant to this Agreement.
          Warranty Purchase Amount: With respect to any Container, the Purchase Price allocable to such Container.
          Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in the Loan Agreement.
ARTICLE II
TRANSFER OF CONTAINERS
2.1 Purchase and Sales of Containers
          (a) Agreement to Sell and Purchase. On and subject to the terms of this Agreement, the Seller agrees to sell to Issuer on the Closing Date, and the Issuer agrees to purchase from the Seller on the Closing Date, all of the Seller’s right, title and interest in, to and under the Containers identified on Exhibit A hereto and all Related Transferred Assets. Such sale shall be without recourse to the Seller except as provided in Section 3.3 of this Agreement. In connection with the sale set forth in this Section 2.1, the Seller shall execute and deliver on or prior to the Closing Date, each of the documents set forth in Section 2.2(f) hereof.
          (b) Purchase Price. In consideration of any purchase and sale made pursuant to Section 2.1(a) hereof, the Issuer hereby agrees to pay to the Seller on the Closing Date the Purchase Price consisting of a cash payment of $19,280,392 by wire transfer of immediately available funds.
          (c) Issuer’s Rights in Transferred Assets. After giving effect to the transfers set forth in Section 2.1 above, the Issuer shall have, subject to the restrictions set forth in the Loan Agreement, the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Transferred Containers and the Related Transferred Assets, and all of the Issuer’s right, title and interest in, to and under this

Agreement, on whatever terms the Issuer shall determine. The Issuer shall have the sole right to retain any gains or profits created by buying, selling or holding the Transferred Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.
2.2 Intention of Parties
          (a) The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Issuer that each intends that the transfers herein contemplated constitute a valid sale and/or transfer and conveyance (and not for security) to the Issuer by the Seller of its interest in the Transferred Containers and the Related Transferred Assets, and an absolute conveyance to the Issuer of good title in such Transferred Assets free and clear of any Liens, and that such Transferred Assets shall not be a part of the Seller’s estate in the event of the bankruptcy or the occurrence of another similar event of, or with respect to, the Seller.
          (b) The Issuer and the Seller further intend that, following the conveyance of the Transferred Containers pursuant to this Agreement, such Transferred Containers will be managed by the Manager pursuant to the terms of the Management Agreement.
          (c) The Seller and the Issuer intend that their operations and business would not be substantively consolidated in the event of the bankruptcy or insolvency of the Seller and that the separate existence of the Seller and the Issuer would not be disregarded in the event of the insolvency or the bankruptcy of the Seller.
          (d) Notwithstanding the intention of the parties as set forth in Section 2.2(a) above, in the event that a court of competent jurisdiction shall determine that (i) any such Transferred Assets are property of the Seller’s bankruptcy estate, (ii) this Agreement creates a security interest in, and the Seller shall have been deemed, as legal and beneficial owner, to have charged the Transferred Assets as a continuing security for the Purchase Price, or (iii) the Seller shall be consolidated with the Issuer in any Insolvency Proceeding, then in such circumstance, (x) this Agreement shall constitute a charge under the laws of Bermuda and, to the extent applicable, a security agreement within the meaning of Article 9 of the Uniform Commercial Code as in effect in the State of New York and (y) the conveyances provided for in Section 2.1 hereof shall be deemed a grant by the Seller to the Issuer of a valid security interest in and the Seller hereby charges in favor of the Issuer a security all of the Seller’s right, title and interest in and to the Transferred Assets, which security interest has been assigned to the Agent pursuant to Section 2.2(e) hereof. In the event of the consolidation of the Seller and the Issuer in any Insolvency Proceeding, such security interest will be deemed to have been granted directly to the Agent from the Seller.
          (e) The Seller understands that the Issuer intends to assign the Transferred Assets and its rights under this Agreement to the Agent as collateral security for the Issuer’s obligations under the Loan Agreement, and hereby consents to the assignment of all or any portion of this Agreement by the Issuer to the Agent. The Seller agrees that upon such assignment the Agent may exercise the rights of the Issuer hereunder and shall be entitled to all of the benefits of the Issuer hereunder.
          (f) In connection with the sale of Transferred Assets pursuant to the terms of this Agreement, the Seller and the Issuer shall execute and deliver to the Agent, on or before the Closing Date, completed UCC financing or termination statements, registration of charges, memoranda of satisfaction or release of charge or amendment thereto, or documents of similar import described in Section 2.3 hereof together with evidence of filing in the appropriate filing offices and jurisdictions as may be required with respect to the Containers and the Related Transferred Assets; and
          (g) This Agreement shall operate as an assignment, without recourse, representation, or warranty, except for the warranty of title and other representations and warranties specifically set forth in this Agreement, of all the Seller’s right, title, and interest in and to such Transferred Assets, such assignment being an outright assignment and not for security; and the Issuer will thereupon own such Transferred Assets free of any claims of or further obligations to the Seller with respect thereto.
2.3 Required Financing Statements and Registration of Charges; Marking of Records
          (a) In connection with the transfer on the Closing Date, the Seller agrees to record and file, at its own expense, the following UCC financing statements, registration of charges or documents of similar import (and/or amendments to previously filed UCC financing statements, registration of charges or documents of similar import):
               (i) UCC financing statements, registration of charges or documents of similar import (or amendments to existing UCC financing statements, registration of charges or documents of similar import), naming the Seller, as chargor/debtor/seller, the Issuer, as chargee/secured party/purchaser, the Agent, as additional secured party or assignee of the secured party/purchaser, as the case may be, and the Transferred Assets, as collateral. Such financing statements, registration of charges or documents of similar import shall be filed in the appropriate filing offices in the (A) jurisdiction in which the Seller is organized, (B) if different, the jurisdiction in which the Seller maintains its principal place of business, and (C) if the Seller maintains a place of business in the United States, in the jurisdiction in which the Seller maintains such place of business;
               (ii) UCC financing statements, registration of charges or documents of similar import (or amendments to existing UCC financing statements, registration of charges or documents of similar import), naming the Issuer, as debtor, the Agent, as secured party and the Collateral, as collateral. Such UCC financing statements, registration of charges or documents of similar import shall be filed in the appropriate filing offices in the District of Columbia, the jurisdiction in which the Issuer is organized and, if different, in the jurisdiction in which it maintains its principal place of business; and

               (iii) UCC financing statements, registration of charges or documents of similar import, evidencing the release of the security interest of any other Person with respect to any of the Collateral.
          (b) All UCC financing statements, registration of charges or documents of similar import shall meet the requirements of Applicable Law. The Seller shall deliver to the Issuer (with copies to the Agent) a file-stamped copy of such UCC financing statements, registration of charges or documents of similar import or other evidence of submission of such documents for filing on or prior to the Closing Date. Nothing contained in this Section 2.3 shall limit the Seller’s obligation to file continuation or termination statements in accordance with Section 4.1(k) of this Agreement and any Applicable Law.
          (c) In connection with the sale of Transferred Containers and Related Transferred Assets, the Seller shall, at its own expense on or prior to the Closing Date, cause its computer records to be marked to show that such Transferred Containers and Related Transferred Assets have been transferred to the Issuer in accordance with this Agreement and then pledged to the Agent.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of Seller
          The Seller hereby makes the following representations and warranties for the benefit of the Issuer and the Noteholders, on which the Issuer relies in accepting the conveyance of the Transferred Assets and on which the Noteholders rely in purchasing the Notes. Such representations and warranties are made as of the Closing Date, unless otherwise indicated, but shall survive the assignment, transfer and conveyance of the Transferred Assets to the Issuer and the pledge of such Transferred Assets to the Agent.
          (a) Organization and Good Standing. The Seller is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, had at all relevant times, and now has, power, authority, and legal right to acquire and own the Transferred Assets and to perform its obligations hereunder and under any Transaction Document to which it is a party, has had no other legal name during the past five years except as stated in the preamble to this Agreement and does not do business under any other name;
          (b) Due Qualification. The Seller is qualified as a foreign entity in each jurisdiction where it is required to be so qualified to conduct its business and has obtained all necessary licenses and approvals as required under Applicable Law, in each case, where the failure to be so qualified, licensed or approved, could reasonably be expected materially and adversely to affect the ability of Seller to perform its obligations under and comply with the terms of this Agreement and any other Transaction Document to which it is a party;
          (c) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party and to carry out their terms; the Seller has duly authorized the transfer and assignment to the Issuer of the Transferred Assets by all necessary corporate action; the execution, delivery, and performance of this Agreement and any other Transaction Document to which it is a party has been duly authorized by the Seller by all necessary corporate action and this Agreement and any other Transaction Document to which it is a party have been duly executed and delivered by the Seller;
          (d) Valid Assignment; Binding Obligations. This Agreement and any other Transaction Document to which the Seller is a party, have been duly authorized, executed and delivered by the Seller and constitute a legal, valid, and binding obligation of the Seller enforceable against the Seller in accordance with their terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
          (e) No Violation. Subject to Seller’s obtaining the consent of Agent under the Seller Loan Agreement to the Seller’s sale and transfer of the Containers and Related Transferred Assets to the Issuer pursuant to this Agreement, the consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation, memorandum of association or other organizational document or bye-laws of the Seller, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over the Seller or any of its properties, in each case which would reasonably be expected to materially and adversely affect the ability of the Seller to perform its obligations under and to comply with the terms of this Agreement and any other Transaction Document to which it is a party;
          (f) No Proceedings or Injunctions. There are (i) no proceedings or investigations pending, or, to the knowledge of the Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party, or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party and (ii) no injunction, writ, restraining order or other order in effect against the Seller that is reasonably likely to materially and adversely affect its ability to perform under this Agreement or any other Transaction Document to which it is a party;
          (g) Not Rendered Insolvent. The Seller will not be rendered insolvent by the transactions contemplated by this Agreement; the Seller is paying its debts as they become due and, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business;
          (h) Principal Place of Business. The Seller’s principal place of business and registered office is Clarendon House, Church Street, Hamilton HM 11, Bermuda, and has been maintained at such address for the four months immediately preceding the date hereof; and the Seller does not have an office or place of business in the United States;
          (i) No Subsidiaries. The Seller has no subsidiaries.
          (j) Accounting and Tax Treatment. The Seller will treat the sale of the Transferred Assets to the Issuer pursuant to this Agreement as a sale of such assets for financial reporting, accounting and income tax purposes;
          (k) Approvals. Subject to the Seller’s obtaining the consent of Agent under the Seller Loan Agreement to the Seller’s sale and transfer of the Containers and Related Transferred Assets to the Issuer pursuant to this Agreement, all approvals, authorizations, consents, orders or other actions of any Person required to be obtained by the Seller in connection with the execution and delivery of this Agreement or any other Transaction Document to which it is a party have been or will be taken or obtained on or prior to the date hereof;
          (l) Governmental Consent. No consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority is or will be necessary or required on the part of the Seller in connection with the execution and delivery of this Agreement or the assignment, contribution, conveyance and transfer of the Transferred Assets hereunder;
          (m) Bulk Transfer Laws. The transfer, assignment and conveyance of the Transferred Assets by the Seller to the Issuer is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;
          (n) Investment Company. The Seller is not an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended;
          (o) Substantive Consolidation. The Seller is operated such that the Issuer would not be substantively consolidated in the bankruptcy estate of the Seller and its separate existence disregarded in the event of the Seller’s bankruptcy; specifically, the

Seller: (i) conducts its business in its own name, (ii) maintains its books and records separate from those of any other person, (iii) maintains its bank accounts separate from those of any other person, (iv) maintains separate financial statements, showing its assets and liabilities separate and apart from those of any other person, (v) pays its own liabilities and expenses only out of its own funds, (vi) enters into transactions with an affiliate only if such transaction is intrinsically fair, commercially reasonable and on the same terms as would be available in an arm’s length transaction with a person or entity that is not an affiliate, (vii) allocates fairly and reasonably any overhead expenses that are shared with an affiliate, (viii) holds itself out as a separate entity, (ix) maintains adequate capital in light of its contemplated business operations and (x) observes all other appropriate corporate and other organizational formalities;
          (p) Valid Business Purpose. The Seller has valid business reasons for selling the Transferred Assets to the Issuer rather than obtaining a loan with such assets as collateral;
          (q) Net Book Values. The sum of the Net Book Values of the Containers transferred to the Issuer on the Closing Date by the Seller is $19,280,392;
          (r) Title to Containers. Subject to the Seller’s obtaining the release by the Agent under the Seller Loan Agreement of its security interest in and to the Containers and Related Transferred Assets, immediately prior to the sale of the Transferred Assets to the Issuer pursuant to the terms of this Agreement, the Seller owned and had good and marketable title to such Transferred Assets, free and clear of all Liens (whether senior, junior, or pari passu), claim or encumbrance of any Person other than Permitted Liens. Other than for the grant of a security interest in the Transferred Assets to the Agent under the Seller Loan Agreement, the Seller has not authorized the filing of, and is not aware of, any financing statements against the Seller that include a description of collateral covering the Transferred Assets other than any financing statement or document of similar import (i) relating to the security interest granted to the Issuer in this Agreement or (ii) that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller. Immediately after the sale of the Transferred Assets to the Issuer pursuant to the terms of this Agreement, title to the Transferred Assets shall be indefeasibly vested in the Issuer;
          (s) Casualty Event. No Container shall have suffered a Casualty Event on or prior to the Transfer Date;
          (t) Financial Statements. The balance sheet of the Seller at March 31, 2005 and the statements of income, retained earnings and cash flows for the fiscal quarter then ended fairly present in all material respects, subject to normal year-end audit adjustments and the absence of footnotes to such statements, the financial condition of the Seller and the results of its operations for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis.
          Since March 31, 2005, there has been no change in the business or condition (financial or otherwise) of the Seller except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The Seller does not have any material liability or obligation other than those disclosed in the financial statements referred to in the preceding paragraph or for which adequate reserves are reflected in such financial statements or that have been incurred in the ordinary course of business since March 31, 2005;
          (u) Business Purpose. The transactions contemplated by this Agreement and the other Transaction Documents are being consummated by Seller in furtherance of the Seller’s business purposes and constitute a practical and reasonable course of action by the Seller designed to improve the financial position of the Seller, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors;
          (v) Specifications. Each Container transferred to the Issuer conforms to the Seller’s standard specifications for that type and age of Container and to any applicable standards promulgated by the international standards organization;
          (w) No Violation of Lease. The sale and conveyance to the Issuer of the Transferred Assets will not violate the terms or provisions of any applicable Lease or any other agreement to which the Seller then is a party or by which it is bound;
          (x) Rights to Leases are Assignable; Bankrupt Lessees. The rights with respect to each Lease transferred by the Seller to the Issuer pursuant to this Agreement are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the related Transaction Date; and to the Seller’s knowledge, no Leases are with any Lessee that is bankrupt as of the date hereof;
          (y) All Necessary Action Taken. Immediately after each of the sales and conveyances to the Issuer as contemplated in this Agreement, all necessary action will have been taken by the Seller to validly transfer and convey to the Issuer (a) all right, title and interest of the Seller in and to payments then due under each Lease to the extent related to a Transferred Container and all scheduled lease payments to become due thereunder which relate to a Transferred Container and (b) all right, title and interest of the Seller in and to the related Transferred Containers;
          (z) Compliance With Leases. The Seller has performed all obligations to be performed by it under the terms of the Leases prior to the date hereof, and is not in violation of its obligations under the Leases, which violation would result in a Material Adverse Change;
          (aa) Finance Leases. After giving effect to the transfer of the Transferred Containers on the Transfer Date, the Aggregate Book Value of Net Finance Lease Receivables does not exceed an amount equal to the product of (i) fifty percent (50%) and (b) the Asset Base;
          (bb) Ordinary Course of Business. All Leases related to Transferred Containers were originated in the ordinary course of business of the Seller’s business;

          (cc) Purchase Price. The purchase price paid by the Seller to acquire the Transferred Containers was not greater than the Fair Market Value of such Transferred Containers at such time as the Transferred Containers were acquired by the Seller;
          (dd) Lessees. The Transferred Containers are leased to marine cargo users (primarily shipping lines);
          (ee) Compliance With Law. The Seller:
               (i) is not in violation of (A) any laws, ordinances, governmental rules or regulations, the violation of which would result in a Material Adverse Change or (B) court orders to which it is subject;
               (ii) has not failed to obtain any material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business including, without limitation, with respect to transactions contemplated by this Agreement and the other Transaction Documents to which it is a party; and
               (iii) is not in violation in any respect of any term of any agreement, certificate of incorporation, memorandum of association, bye-law or other instrument to which it is a party or by which it may be bound, which violation or failure (as referenced in clause (i) or (ii) above or this clause (iii)) to obtain would, individually or in the aggregate, materially adversely affect (A) the business or condition (financial or otherwise) of the Seller individually, or the Seller and its subsidiaries taken as a whole, or (B) the interest of the Noteholders or Agent in any Transferred Asset.
          (ff) Fair Consideration. The consideration received and to be received by the Seller in exchange for the assignment and transfer of the Transferred Assets is fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Seller;
          (gg) Defaults. As of the Closing Date, the Seller is not in default with respect to (i) any recourse indebtedness or guarantees of recourse indebtedness or (ii) any other contractual obligation that would have a material adverse affect on the business or condition (financial or otherwise) of the Seller or on the ability of the Issuer or the Agent to enforce any assignment, transfer and conveyance hereunder;
          (hh) Creation of Security Interest. In the event that the transfer of the Transferred Assets pursuant to the terms of this Agreement is held not to constitute a “true sale”, this Agreement creates a valid and continuing security interest (as defined in the UCC) in the Transferred Assets in favor of the Issuer, which security interest, after release by the Agent under the Seller Loan Agreement of its security interest in the Transferred Assets, shall be prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller;

          (ii) UCC Classification. The Transferred Containers constitute “goods” or “inventory” within the meaning of the applicable UCC. The Leases constitute “tangible chattel paper” within the meaning of the UCC. The lease receivables constitute “accounts” or “proceeds” of the Leases with the meaning of the UCC;
          (jj) Perfection of Security Interest. The Seller has caused the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Transferred Assets granted to the Issuer in this Agreement. All financing statements filed or to be filed against the Seller in favor of the Issuer (and the Agent, as its assignee) in connection herewith contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer and the Agent (as the assignee of the Issuer)”; and
          (kk) All Consents Secured. On or prior to the Transfer Date, the Seller will have received all necessary consents and approvals required by the terms of the Transferred Assets to the transfer to the Issuer of its interest and rights in such Transferred Assets hereunder.
3.2 Representations and Warranties of Issuer
          The Issuer hereby makes the following representations and warranties for the benefit of the Seller and the Noteholders on which the Seller relies in selling the Transferred Assets to the Issuer and on which the Agent and the Noteholders rely in purchasing the Notes. Such representations and warranties speak as of the Closing Date, but shall survive the assignment, transfer and conveyance of the Transferred Assets to Issuer and its successors and assigns.
          (a) Organization and Good Standing. The Issuer is a company duly organized and validly existing in good standing under the laws of Bermuda, with full corporate power and authority to own and operate its properties and to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement and each other Transaction Document to which it is a party and the transactions contemplated hereby and thereby;
          (b) Due Qualification. The Issuer is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified, licensed or approved would not, in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under and comply with the terms of this Agreement or any other Transaction Document to which it is a party;
          (c) Power and Authority. The Issuer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement have been duly authorized by the Issuer by all necessary corporate action; the Issuer will have the power and authority to acquire and will have acquired whatever right, title, and interest in the Transferred Assets as was conveyed to it by the Seller;
          (d) Binding Obligations. This Agreement and each other Transaction Document to which the Issuer is a party, constitute a legal, valid, and binding obligation of the Issuer enforceable in accordance with their terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
          (e) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the memorandum of association or bye-laws of the Issuer, or any material term of any agreement to which the Issuer is a party or by which its assets may be bound, or violate any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over the Issuer or any of its properties;
          (f) No Proceedings or Injunctions. There are (i) no litigation proceedings or investigations to which Issuer, or any Affiliate of the Issuer, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental Authority (A) asserting the invalidity of the Notes, this Agreement or the other Transaction Documents to which the Issuer is a party, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents to which the Issuer is a party, or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by Issuer of its obligations under, or the validity or enforceability of this Agreement or the other Transaction Documents to which the Issuer is a party, and (ii) no injunction, writ, restraining order, or other order in effect against the Issuer that is reasonably likely to materially and adversely affect its ability to perform under the Notes, this Agreement or the other Transaction Documents to which it is a party;
          (g) No Consents. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by Issuer of the Notes, this Agreement or the other Transaction Documents to which it is a party have been or will be taken or obtained on or prior to the date hereof;
          (h) Insolvency. The Issuer is not insolvent under the Insolvency Law and will not be rendered insolvent by the transactions contemplated by this Agreement; the Issuer is paying its debts as they become due and, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business;

          (i) Principal Place of Business; Trade Names. The principal place of business and registered office of the Issuer is located at Clarendon House, Church Street, Hamilton HM 11, Bermuda. The Issuer has not been known by any name other than “Cronos Finance (Bermuda) Limited”; and the Issuer does not have a place of business in the United States.
          (j) No Subsidiaries. The Issuer has no Subsidiaries;
          (k) Ordinary Course. The transactions contemplated by this Agreement are being consummated by the Issuer in good faith and in furtherance of the Issuer’s ordinary business purposes and constitute a practical and reasonable course of action by the Issuer designed to improve the financial position of the Issuer, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors;
          (l) Substantive Consolidation. The Issuer: (i) conducts its business in its own name, (ii) maintains its books and records separate from those of any other person, (iii) maintains its bank accounts separate from those of any other person, (iv) maintains separate financial statements, showing its assets and liabilities separate and apart from those of any other person, (v) pays its own liabilities and expenses only out of its own funds, (vi) enters into transactions with an affiliate only if such transaction is intrinsically fair, commercially reasonable and on the same terms as would be available in an arm’s length transaction with a person or entity that is not an affiliate, (vii) allocates fairly and reasonably any overhead expenses that are shared with an affiliate, (viii) holds itself out as a separate entity, (ix) maintains adequate capital in light of its contemplated business operations, (x) observes all other appropriate corporate and other organizational formalities, (xi) does not hold itself out as being liable for the debts of any other person, (xii) does not act other than in its own name and through its duly authorized officers or agents, and (xiii) does not take any other action that would be inconsistent with maintaining a separate legal identity from any other person;
          (m) Accounting Treatment. For financial reporting and accounting purposes, the Issuer will treat the Issuer’s acquisition from the Seller of the Transferred Assets to the Issuer pursuant to this Agreement as a purchase of such Transferred Assets in accordance with the provisions of Section 2.1; and
          (n) Investment Company. The Issuer is not an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
3.3 Repurchase of Containers by Seller
          Upon discovery by the Seller, the Manager, any Noteholder or the Issuer (or any of its successors or assigns) of a breach of any of the Container Representations and Warranties, the Person (including any such successor or assign of such Person) discovering such breach shall give prompt written notice thereof to the Seller, the Manager, the Agent and the Issuer. If such breach materially adversely affects the interests of the Issuer, any Noteholder or the Agent, in any of the Transferred Assets, then unless the breach shall have been cured or waived by the Majority of Holders, within 30 days after the earlier to occur of (i) the Seller’s discovery, and (ii) receipt by the Seller of written notice of such breach, the Seller shall repurchase such Transferred Containers by paying to the Agent the Warranty Purchase Amount. The Seller shall deposit the Warranty Purchase Amount for each Transferred Container to be repurchased in the Trust Account prior to 10:00 a.m. on the second Business Day prior to the Payment Date following the expiration of such 30-day period.
ARTICLE IV
COVENANTS OF SELLER AND ISSUER
4.1 Seller Covenants
          The Seller hereby covenants and agrees with the Issuer as follows:
          (a) Amalgamation, Merger or Consolidation of, or Assumption of the Obligations of, Seller. Notwithstanding anything in this Agreement to the contrary, any corporation (i) into which the Seller may be amalgamated, merged or consolidated, (ii) resulting from any amalgamation, merger, conversion, or consolidation to which the Seller shall be party, or (iii) succeeding to the business of the Seller substantially as a whole, will be the successor to the Seller under this Agreement, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 hereof shall have been breached, (y) the Seller shall have delivered to Issuer an Officer’s Certificate and an Opinion of Counsel each stating that such amalgamation, consolidation, merger, or succession and such agreement of assumption complies with this Section 4.1 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Seller shall have delivered to the Issuer and Agent an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements or other documents of similar import, and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Transferred Assets, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.
          (b) Limitation on Liability of the Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations as the transferor of the Transferred Assets under this Agreement and that in its opinion may involve it in any expense or liability.

          (c) Books and Records. The Seller will, at its own cost and expense, mark its books and records to the effect that the Transferred Assets have been sold to the Issuer and subsequently pledged to the Agent.
          (d) Obligations with Respect to Containers. The Seller will do nothing to impair the rights of the Issuer, the Noteholders or the Agent in the Transferred Assets.
          (e) Compliance with Law. The Seller will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Transferred Assets or any part thereof; provided, however, that the Seller may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of Issuer, the Noteholders or the Agent in the Transferred Assets.
          (f) Conveyance of Transferred Assets; Security Interests. Except for the transfers and conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Transferred Asset, or any interest therein other than the rights of a lessee under a Lease. The Seller shall defend the right, title, and interest of the Issuer and its successors and assigns in, to, and under the Transferred Assets, against all claims of third parties claiming through or under the Seller.
          (g) Notification of Breach. The Seller will advise the Issuer and the Agent promptly, in reasonable detail, upon discovery of the occurrence of any breach by the Seller of any of its representations, warranties and covenants contained herein.
          (h) Notice of Liens. The Seller shall notify the Issuer and the Agent promptly after becoming aware of any Lien on the Transferred Assets.
          (i) Transfer Taxes. The Seller shall promptly pay all taxes required to be paid in connection with the conveyance of the Transferred Assets, and acknowledges that the Issuer shall have no responsibility with respect thereto.
          (j) No Bankruptcy Petition Against Issuer. The Seller will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Loan Agreement, this Agreement and the Transaction Documents, institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of any applicable jurisdiction. This paragraph shall survive the termination of this Agreement.
          (k) Further Assurances. In the event of a recharacterization of the transaction under the circumstances set forth in Section 2.2(d) hereof, the Seller will make, execute or endorse, acknowledge and file or deliver to the Issuer and the Agent from time to time such UCC financing statements, registration of charges or documents of similar import (including any termination or continuation statements), schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Transferred Assets and other rights covered by this Agreement, as the Issuer or the Agent may request and reasonably require. In such circumstances, the Seller shall take all steps necessary to perfect the Issuer’s and the Agent’s interest in the Transferred Assets under any applicable international perfection standards that may be adopted after the date of this Agreement. The Seller shall promptly forward to the Issuer and the Agent a copy of the financing statements, registration of charges or documents of similar import filed in connection with the terms of this Section. In such circumstances, the Seller shall, at the request of the Agent, execute such documents and instruments as may be requested to permit the Manager, in accordance with the terms of the Management Agreement, to enforce the Leases and any insurance policies obtained by the Lessees with respect to the Transferred Assets.
          (l) Preservation of Security Interest. The Seller shall execute and file UCC financing statements, registration of charges or documents of similar import in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer under this Agreement and the security interest of the Noteholders and the Agent in the Transferred Assets.
          (m) Preservation of Name, etc. The Seller will not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement, continuation statement, registration of charges or documents of similar import, filed by the Seller in accordance with, or otherwise required by, this Agreement invalid, void or otherwise of no force and effect unless (i) the Seller shall have given the Issuer, the Noteholders and the Agent at least thirty (30) days’ prior written notice thereof and (ii) the Seller shall have filed any necessary financing statements or documents of similar import necessary to continue the effectiveness of any charges, financing statements or documents of similar import referred to in this paragraph (m) or otherwise required pursuant to this Purchase Agreement.
          (n) Preservation of Office. The Seller will give the Issuer, the Agent and the Noteholders at least thirty (30) days’ prior written notice of any relocation of its principal place of business or chief executive office.
          (o) ERISA. The Seller agrees to indemnify, defend and hold the Issuer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys’ fees and amounts paid in settlement) to which the Issuer may become subject insofar as such loss, liability, damage, judgment, claim, deficiency or expense arises out of any Plan of the Seller.
          (p) Ownership of Transferred Assets. The Seller agrees to take no action inconsistent with the ownership of the Transferred Assets by the Issuer, to promptly indicate to all parties with a valid interest inquiring as to the true ownership of the Transferred Assets that the Transferred Assets have been sold to the Issuer and to claim no ownership interest in the Transferred Assets.

          (q) Change of Name. If the Seller desires to change its name or structure or the location of its principal place of business or chief executive office occurs, the Seller shall deliver at least thirty (30) days’ prior written notice of such change or relocation to the Agent. No later than five days prior to the effective date of such change or relocation, the Seller shall file such amendments and/or financing statements or documents of similar import as may be required to preserve and protect the Issuer’s and Agent’s interest in the Transferred Assets.
4.2 Issuer Covenants
          The Issuer hereby covenants and agrees with the Seller that, prior to each date on which Containers are to be repurchased by the Seller pursuant to Section 3.3 hereof, the Issuer shall submit to the Seller a certificate signed by an Authorized Signatory (an “Issuer Certificate”) and completed as to its date. Each Issuer Certificate shall operate as an assignment, without recourse, representation, or warranty, except for the warranty of good title, to the Seller of all of the Issuer’s right, title, and interest in and to such repurchased Containers, such assignment being an outright assignment and not for security; and, upon payment of the Warranty Purchase Amount, the Seller will thereupon own such Containers free of any further obligation to the Issuer with respect thereto.
ARTICLE V
CONDITIONS PRECEDENT
5.1 Conditions to Issuer’s Obligations
          The obligations of the Issuer to purchase Transferred Assets on the Transfer Date shall be subject to the satisfaction of the following conditions:
          (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects on the Transfer Date with the same effect as though such representations and warranties had been made on such date. Any breach of any of the Container Representations and Warranties shall constitute a material breach for purposes of this Section 5.1(a);
          (b) All information concerning the Transferred Assets provided to Issuer by the Seller shall be true and correct in all material respects;
          (c) The Seller shall have performed in all material respects all other obligations required to be performed by the provisions of this Agreement and the other Transaction Documents;
          (d) The Seller shall have obtained and delivered to the Issuer the consent of the Agent under the Seller Loan Agreement to the sale and transfer of the Transferred Assets to the Issuer, and the Agent under the Seller Loan Agreement shall have filed and recorded or delivered to the Issuer for filing and recording such termination statements, releases of mortgages, and documents of similar import in order to terminate and extinguish its security interest in the Transferred Assets;
          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Issuer, and the Issuer shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Issuer may have reasonably requested;
          (f) No Potential Event of Default, Event of Default or Manager Default shall have occurred and then be continuing or result from the acquisition of such Transferred Containers;
          (g) The Issuer has adequate means of financing available in order to complete such purchase; and
          (h) Agent shall have given its prior written consent to the terms and conditions of such transfer.
5.2 Conditions to Seller’s Obligations
          The obligations of the Seller to convey and contribute the Transferred Assets on the Closing Date shall be subject to the satisfaction of the following conditions:
          (a) All representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on such date;
          (b) The Issuer shall have performed all other obligations required to be performed by the provisions of this Agreement and not be in default hereunder;
          (c) Agent and the other financial institutions party thereto under the Seller Loan Agreement shall have delivered to the Issuer their consent(s) to the sale and transfer of the Transferred Assets to the Issuer, and Agent and the other financial institutions party thereto under the Seller Loan Agreement shall have filed and recorded or delivered to the Issuer for filing and recording such termination statements, releases of mortgages, and documents of similar import in order to terminate and extinguish their security interest in the Transferred Assets;
          (d) No Manager Default shall have occurred and then be continuing or result from the transfer of such Transferred Assets; and
          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Issuer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

ARTICLE VI
TERMINATION
6.1 Termination
          The respective obligations and responsibilities of the Seller and the Issuer created by this Agreement shall terminate upon the termination of the Loan Agreement and the payment of all Outstanding Obligations thereunder.
6.2 Effect of Termination
          No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of the Seller or the Issuer shall be deemed to impair or affect the obligations pertaining to any executed conveyance or executed obligations, including, without limitation, breaches of representations and warranties by the Seller or the Issuer occurring prior to the date of such termination. Without limiting the foregoing, prior to termination, neither the failure of the Issuer to deliver an Issuer Certificate pursuant to Section 4.2, nor the failure of the Seller to pay a Warranty Purchase Amount shall render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article IV of this Agreement render an executed conveyance executory.
ARTICLE VII
INDEMNIFICATION PAYMENTS
7.1 Indemnification
          The Seller agrees to indemnify and hold harmless the Issuer and the Agent and their respective officers, directors, employees and agents (each, an “Indemnified Party”) against any and all liabilities, losses, damages, penalties, costs and expenses (including reasonable, out-of-pocket costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent caused by the gross negligence or willful misconduct on the part of the Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against an Indemnified Party and arising out of (a) breach by the Seller of the terms of this Agreement or any other Transaction Document to which it is a party, (b) a breach by the Seller of any of its covenants set forth in this Agreement or any other Transaction Document to which it is a party, (c) any information certified in any schedule delivered by the Seller being untrue in any material respect as of the date of such certification or (d) any representation or warranty of the Seller proven to have been false or misleading in any material respect when made or deemed made herein or in any Transaction Document, provided that the foregoing indemnity shall in no way be deemed to impose on the Seller any obligation, other than to the extent specifically set forth in this Section 7.1, to reimburse an Indemnified Party for losses arising solely from the failure of the Transferred Assets to generate sufficient funds to repay the Outstanding Obligations. The obligations of the Seller under this Section 7.1 shall survive the termination of this Agreement.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
8.1 Amendment
          This Agreement may be amended, modified or waived from time to time only by a written instrument signed by the Seller and the Issuer only with the prior written consent of the Agent and the Majority of Holders.
8.2 Governing Law
          This Agreement and any amendment hereof pursuant to Section 8.1 shall be construed in accordance with and governed by the substantive laws of the State of New York (without regard to choice of law principles) applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.
8.3 Notices
          All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of the Seller, at the following address: Cronos Funding (Bermuda) Limited, Clarendon House, Church Street, Hamilton HM 11, Bermuda, Attn: Secretary, Telephone: 441 295-1422, Telefax: 441 292-4720, with a copy to: Cronos Containers Limited, The Ice House, Dean Street, Marlow, Buckinghamshire SL7 3AB, England, Attn: Frank P. Vaughan, Telephone 44 1628 405580, Telefax: 44 1628 405648, and (b) in the case of the Issuer, at the following address: Cronos Finance (Bermuda) Limited, Clarendon House, Church Street, Hamilton HM 11, Bermuda, Attn: Secretary, Telephone: 441 295-1422, Telefax: 441 292-4720, with a copy to: Cronos Containers Limited, The Ice House, Dean Street, Marlow, Buckinghamshire SL7 3AB, England, Attn: Frank P. Vaughan, Telephone 44 1628 405580, Telefax: 44 1628 405648. Copies of all notices to all parties (without duplication) shall be delivered to the Agent, at the following address: Fortis Bank (Nederland) N.V., Coolsingel 93/1 P.O. Box 749, 3000 AS Rotterdam, The Netherlands, Telephone: + 31 10 401 6160, Telefax: + 31 10 401 6014 Attention: Menno van Lacum. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 8.3 for giving notice and by otherwise complying with any applicable terms of this Agreement.

8.4 Severability of Provisions
          If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
8.5 Assignment
          Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller except as provided in Section 4.1(a), without the prior written consent of the Issuer and all of the Holders of the Notes and, except as provided in Section 2.2(e), this Agreement may not be assigned by the Issuer without the prior written consent of the Seller and all of the Holders of the Notes. Whether or not expressly stated, all representations, warranties, covenants and agreements of the Seller and the Issuer in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by, the Agent on behalf of the Noteholders.
8.6 Further Assurances
          The Seller and the Issuer agree to do such further acts and things and to execute and deliver such additional assignments, agreements, powers and instruments as are required to carry into effect the purposes of this Agreement or to better assure and confirm unto the Agent or the Noteholders their rights, powers and remedies hereunder.
8.7 No Waiver; Cumulative Remedies
          No failure to exercise and no delay in exercising, on the part of the Issuer or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.
8.8 Counterparts
          This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic means shall be equally effective as the delivery of an originally executed counterpart.

8.9 Binding Effect; Third-Party Beneficiaries
          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.
8.10 Merger and Integration
          Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.
8.11 Headings
          The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
8.12 Schedules and Exhibits
          The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
8.13 General Interpretive Principles
          For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:
          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;
          (c) references herein to “Articles”, “Sections”, “Subsections”, “paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;
          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;
          (e) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term “include” or “including” shall mean without limitation by reason of enumeration.
8.14 Third Party Beneficiaries
          The Agent shall be a third party beneficiary and shall be entitled to enforce its rights as if it were a party hereto.
8.15 Consent To Jurisdiction
          ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE SELLER OR THE ISSUER ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND BOTH THE SELLER AND THE ISSUER HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, THE SELLER AND THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE SELLER AND THE ISSUER HEREBY IRREVOCABLY APPOINT AND DESIGNATE CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE SELLER AND THE ISSUER AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATION LAW SECTION 5-1402, THE SELLER AND THE ISSUER SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS AGREEMENT AND THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE SELLER OR THE ISSUER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
8.16 Judgment Currency
          This is an international financing transaction in accordance with which the specification of Dollars is of the essence, and Dollars shall be the currency of account hereunder and in the case of all obligations under the Transaction Documents. The payment obligations of the Issuer, Seller, Manager and Agent under the Transaction Documents shall not be discharged by an amount paid in a currency, or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of Dollars, in such place, due under the governing Transaction Documents. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of Dollars in the specified place of payment, the obligee of such payment shall have a separate cause of action against the party making the same for the additional amount necessary to yield the amount due and owing under such Transaction Documents. If, for the purpose of obtaining a judgment in any court with respect to any obligation of a party under any of the Transaction Documents or any of the agreements contemplated thereby, it shall be necessary to convert to any other currency any amount in Dollars due thereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the respective judgment debtor agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid on the date of payment is the amount in such other currency which, when converted into Dollars and transferred to New York, New York, in accordance with normal banking procedures will result in the amount then due under the respective Transaction Document in Dollars. Any amount due from the respective judgment debtor shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sum due under or in respect of any Transaction Document. In no event, however, shall the respective judgment debtor be required to pay a larger amount in such other currency, at the rate of exchange in effect on the date of payment than the amount of Dollars stated to be due under the respective Transaction Document, so that in any event the obligations of the respective judgment debtor under the Transaction Document will be effectively maintained as Dollar obligations.
8.17 Waiver Of Jury Trial
          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.
8.18 Waiver of Immunity
          To the extent that any party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Transaction Documents and mandatory requirements of applicable law.

[Signature page follows.]

          IN WITNESS WHEREOF, the Seller and the Issuer have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CRONOS FUNDING (BERMUDA)
LIMITED

By:	/s/ Dennis J. Tietz

Name: Dennis J. Tietz
Title: Director

CRONOS FINANCE (BERMUDA)
LIMITED

By:	/s/ Peter J. Younger

Name: Peter J. Younger
Title: Director

Cronos Funding (Bermuda) Limited and Cronos Finance (Bermuda) Limited Purchase Agreement